EXHIBIT 99.1

Lakeland Bancorp Reports Strong Second Quarter Results

OAK RIDGE, N.J., July 15, 2010 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following developments in the second quarter of 2010:

  Net Income in the second quarter of 2010 totaled $4.8 million, which compared to a Net Loss of ($12.7) million for the same period last year. Net Income Available to Common Shareholders was $3.8 million or $0.16 per diluted share for the second quarter of 2010, as compared to a Net Loss Available to Common Shareholders of ($13.6) million, or ($0.58) per diluted share reported in the second quarter of 2009. The Provision for Loan and Lease Losses in the current quarter was $5.0 million, as compared to $34.1 million in the second quarter of 2009, which reflected the Company's decision to proactively reduce its exposure in the leasing business.
  Net interest income at $24.9 million for the second quarter of 2010 was $2.4 million, or 11% higher than the second quarter of 2009.
  Noninterest bearing demand deposits at $358.1 million increased by $11.4 million or 3% from March 31, 2010 and by $34.9 million, or 11%, from year-end 2009.
  The efficiency ratio, a non-GAAP measure, was 55.9% in the second quarter of 2010.
  Non-performing assets decreased $3.4 million from March 31, 2010 to $42.3 million. The ratio of the Allowance for Loan and Lease Losses to Total Loans increased from 1.34% at March 31, 2010 to 1.39% at the end of the second quarter of 2010.

Net Income for the first six months of 2010 was $9.3 million, compared to a Net Loss of ($9.5) million for the same period last year. Net Income Available to Common Shareholders for the first six months of 2010 was $7.5 million or $0.31 per diluted share, as compared to a loss of ($11.0) million or ($0.46) per diluted share for the first six months of 2009.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "We are very pleased with many positive trends that continued in the second quarter this year. Net income, which increased by 4% over the first quarter of 2010, was driven by strong margins, increased demand deposits, and continued expense management. Non-performing assets declined and the overall level of the loan loss allowance was strengthened."

Lakeland Bancorp declared a quarterly cash dividend of $0.05 per common share. The cash dividend will be paid on August 16, 2010 to holders of record as of the close of business on July 30, 2010. The Company also declared a dividend of 5% for the quarterly dividend payment due August 16, 2010 for the preferred stock issued to the U.S. Treasury under the Capital Purchase Program.

Earnings

Net Interest Income

Net interest income for the second quarter of 2010 was $24.9 million, or 11% greater than the $22.5 million earned in the second quarter of 2009. Net interest margin increased by 33 basis points to 3.96% from the second quarter of 2009. The increase in net interest margin was primarily driven by the continued decrease in the cost of funds. The Company's yield on interest-earning assets in the second quarter of 2010 was 5.01%, a decrease of 32 basis points from the same period last year and 13 basis points lower than the first quarter of 2010. The cost of interest-bearing liabilities was 1.25%, a decrease of 78 basis points from the second quarter of 2009 and 11 basis points from the first quarter of 2010.

Year-to-date, net interest income was $49.5 million, or 9% higher than the $45.4 million reported for the first six months of 2009. Net interest margin for the first half of 2010 at 3.98% compared to 3.72% for the same period last year. The Company's yield on earning assets decreased 41 basis points from 5.48% for the first six months of 2009, to 5.07% for the first six months of 2010. The Company's cost of interest bearing liabilities decreased 79 basis points from 2.09% for the first six months of 2009 to 1.30% for the first six months of 2010.

Noninterest income

Noninterest income totaled $4.6 million for the second quarter of 2010, as compared to $3.4 million for the same period last year. In the second quarter of 2009, the Company recorded an other-than-temporary impairment loss on equity securities of $532,000 in its investment portfolio. Exclusive of this loss, total noninterest income of $4.6 million in the second quarter of 2010 was $610,000 higher than $3.9 million reported in the second quarter of 2009. Service charges on deposits at $2.5 million decreased by $199,000, or 7%, due to reduced overdraft fees collected, while commissions and fees at $833,000 decreased by 5% primarily due to reduced loan fees. Income on bank owned life insurance at $385,000 decreased by $433,000 as the Company received insurance proceeds of $486,000 on a bank owned life insurance policy in the second quarter of 2009. Gains on leasing related assets were $555,000 in the second quarter of 2010 as compared to losses of $529,000 in the second quarter of 2009. Other income at $280,000 was $198,000 higher than the same period last year, as the Company recorded a gain of $181,000 on the sale of a former branch office building.

Noninterest income for the first six months of 2010 which totaled $8.7 million was $278,000 higher than $8.4 million reported for the same period last year. Excluding $353,000 in gains on sales of investment securities in the first six months of 2009, noninterest income increased $631,000 to $8.7 million, as compared to $8.0 million for the first six months of last year. Service charges on deposit accounts at $4.9 million were $418,000 or 8% lower than the first six months of 2009, while commissions and fees at $1.7 million equaled last years total. Gains on leasing related assets were $859,000 in the first half of 2010 as compared to losses of $344,000 in the first six months of 2009. Income on bank owned life insurance at $771,000 decreased by $378,000 as compared to the first six months of 2009 due to the aforementioned life insurance proceeds received and other income at $365,000 increased by $201,000 due to the aforementioned gain on the sale of the branch office building.

Noninterest expense

Noninterest expense for the second quarter of 2010 was $17.1 million, which was $2.5 million, or 13% lower than the total reported for the same period last year. FDIC insurance expense at $964,000 decreased by $1.5 million, as the Company paid an industry-wide $1.2 million special FDIC assessment in the second quarter of 2009. Other expenses at $3.0 million in the second quarter of 2009 decreased by $787,000 to $2.2 million. In the second quarter of 2009, the Company recorded a $704,000 expense relating to the pretax payout to beneficiaries of the previously mentioned bank owned life insurance proceeds.

For the first six months of 2010, noninterest expense at $33.9 million compared to $36.4 million for the first six months of 2009, a decrease of 7%, reflecting the aforementioned activity in the second quarter last year.

Financial Condition

At June 30, 2010, total assets were $2.7 billion, a slight increase from year-end 2009. Total loans at $2.0 billion decreased by $21.3 million from December 31, 2009. This decrease was primarily due to a $29.3 million, or 24%, decrease in leasing loans, which totaled $91.2 million at June 30, 2010.  Residential mortgage loans at $394.6 million and commercial and industrial loans at $174.9 million, increased in the first six months of 2010 by $11.8 million and $6.4 million, respectively, while consumer loans at $305.4 million decreased by $10.6 million. Total deposits at $2.17 billion increased by $13.0 million from year-end 2009. Noninterest bearing demand deposits at $358.1 million have increased by $34.9 million, or 11%. This increase was partially offset by decreases in savings and interest-bearing transaction accounts and time deposits of $15.9 million and $6.0 million, respectively. The loan-to-deposit ratio on June 30, 2010 was 92%, which compared to 95% on June 30, 2009.

Asset Quality

At June 30, 2010, non-performing assets totaled $42.3 million (1.55% of total assets), as compared to $45.7 million (1.65% of total assets) at March 31, 2010. The Allowance for Loan and Lease Losses totaled $27.7 million at June 30, 2010, and represented 1.39% of total loans, as compared to 1.34% at March 31, 2010. During the second quarter of 2010, the Company had net charge-offs of $4.1 million (annualized 0.82% of total loans).

Capital

Stockholders' equity was $277.9 million and book value per common share was $9.22 as of June 30, 2010. As of June 30, 2010, the Company's leverage ratio was 9.77%. Tier I and total risk based capital ratios were 13.24% and 14.49%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.7 billion and forty-eight (48) offices spanning six northwestern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three months ended June 30,		Six months ended June 30,

	2010	2009	2010	2009
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 24,929	$ 22,483	$ 49,516	$ 45,375
Provision for Loan and Lease Losses	(5,001)	(34,083)	(9,880)	(40,459)
Noninterest Income (excluding
investment securities gains)	4,553	3,943	8,661	8,031
Gains (losses) on investment securities	--	(532)	1	353
Noninterest Expense	(17,107)	(19,654)	(33,887)	(36,405)
Pretax Income (Loss)	7,374	(27,843)	14,411	(23,105)
Tax (Expense) Benefit	(2,621)	15,121	(5,092)	13,558
Net Income (Loss)	$ 4,753	$ (12,722)	$ 9,319	$ (9,547)
Dividends on Preferred Stock and Discount Accretion	(904)	(885)	(1,802)	(1,424)
Net Income (Loss) Available to Common Stockholders	$ 3,849	$ (13,607)	$ 7,517	$ (10,971)

Basic Earnings (Loss) Per Common Share	$ 0.16	$ (0.58)	$ 0.31	$ (0.46)
Diluted Earnings (Loss) Per Common Share	$ 0.16	$ (0.58)	$ 0.31	$ (0.46)
Dividends per Common Share	$ 0.05	$ 0.10	$ 0.10	$ 0.20
Weighted Average Shares - Basic	23,888	23,656	23,859	23,629
Weighted Average Shares - Diluted	23,964	23,656	23,879	23,629

SELECTED OPERATING RATIOS
Annualized Return on Average Assets (1)	0.69%	NM	0.68%	NM
Annualized Return on Average Common Equity (1)	8.70%	NM	8.65%	NM
Annualized Return on Average Tangible Common Equity (1) (4)	14.59%	NM	14.61%	NM
Annualized Return on Interest Earning Assets	5.01%	5.33%	5.07%	5.48%
Annualized Cost of funds	1.25%	2.03%	1.30%	2.09%
Annualized Net interest spread	3.76%	3.30%	3.77%	3.40%
Annualized Net interest margin	3.96%	3.63%	3.98%	3.72%
Efficiency ratio	55.94%	70.00%	56.40%	64.94%
Stockholders' equity to total assets			10.15%	9.78%
Book value per common share (2)			$9.22	$8.82
Tangible book value per common share (2) (4)			$5.55	$5.07
Tangible common equity to tangible assets (2) (4)			5.03%	4.60%

ASSET QUALITY RATIOS			6/30/2010	12/31/2009
Ratio of allowance for loan and lease losses to total loans (3)			1.39%	1.27%
Non-performing loans to total loans (3)			2.06%	1.92%
Non-performing assets to total assets (3)			1.55%	1.49%
Annualized net charge-offs to average loans (3)			0.77%	2.55%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2010	12/31/2009
Loans and Leases			$ 1,992,848	$ 2,014,127
Allowance for Loan and Lease Losses			(27,728)	(25,563)
Investment Securities			512,154	457,351
Total Assets			2,738,557	2,723,968
Total Deposits			2,170,145	2,157,187
Short-Term Borrowings			54,176	63,672
Long-Term Debt			223,222	223,222
Stockholders' Equity			277,862	267,986

SELECTED AVERAGE BALANCE SHEET DATA	For the three months ended		For the six months ended
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Loans and Leases, net	1,999,494	2,020,379	2,004,414	2,024,772
Investment Securities	482,386	448,257	475,301	427,240
Interest-Earning Assets	2,550,143	2,516,754	2,537,955	2,496,145
Total Assets	2,771,724	2,712,421	2,761,813	2,692,693
Core Deposits	1,724,776	1,445,480	1,721,098	1,443,460
Time Deposits	477,542	641,993	474,636	629,843
Total Deposits	2,202,318	2,087,473	2,195,734	2,073,303
Short-Term Borrowings	58,050	44,021	56,934	48,686
Long-Term Debt	145,947	210,984	145,952	210,993
Subordinated Debentures	77,322	77,322	77,322	77,322
Total Interest-Bearing Liabilities	2,131,667	2,110,252	2,135,319	2,108,267
Stockholders' Equity	275,277	275,601	273,304	266,312
Common Stockholders' Equity	219,028	219,968	217,138	221,738

(1) Ratios for the second quarter of 2009 and six months ended June 30, 2009 are not meaningful and therefore not reported.
(2) Excludes preferred stock
(3) Includes leases held for sale
(4) See supplemental information - non-GAAP financial measures
Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$28,049	$29,156	$56,301	$59,298
Federal funds sold and interest bearing deposits with banks	40	31	68	57
Taxable investment securities	3,009	3,372	5,992	6,791
Tax exempt investment securities	497	594	1,017	1,163
TOTAL INTEREST INCOME	31,595	33,153	63,378	67,309
INTEREST EXPENSE
Deposits	3,868	7,149	8,273	14,908
Federal funds purchased and securities sold
under agreements to repurchase	31	29	68	67
Long-term debt	2,767	3,492	5,521	6,959
TOTAL INTEREST EXPENSE	6,666	10,670	13,862	21,934
NET INTEREST INCOME	24,929	22,483	49,516	45,375
Provision for loan and lease losses	5,001	34,083	9,880	40,459
NET INTEREST INCOME (LOSS) AFTER PROVISION FOR
LOAN AND LEASE LOSSES	19,928	(11,600)	39,636	4,916

NONINTEREST INCOME
Service charges on deposit accounts	2,500	2,699	4,948	5,366
Commissions and fees	833	873	1,718	1,696
Gain (loss) on sales of investment securities	0	(532)	1	353
Income on bank owned life insurance	385	818	771	1,149
Gain (loss) on leasing related assets	555	(529)	859	(344)
Other income	280	82	365	164
TOTAL NONINTEREST INCOME	4,553	3,411	8,662	8,384
NONINTEREST EXPENSE
Salaries and employee benefits	8,996	8,739	17,899	17,322
Net occupancy expense	1,636	1,597	3,431	3,471
Furniture and equipment	1,221	1,220	2,391	2,484
Stationery, supplies and postage	386	401	812	821
Marketing expense	648	784	1,202	1,341
Amortization of core deposit intangibles	266	266	531	531
FDIC insurance expense	964	2,416	1,897	3,316
Collection expense	159	377	307	882
Legal expense	423	192	764	301
Expenses on other real estate owned and other repossessed assets	198	665	235	785
Other expenses	2,210	2,997	4,418	5,151
TOTAL NONINTEREST EXPENSE	17,107	19,654	33,887	36,405
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	7,374	(27,843)	14,411	(23,105)
Provision (benefit) for income taxes	2,621	(15,121)	5,092	(13,558)
NET INCOME (LOSS)	$4,753	($12,722)	$9,319	($9,547)
Dividends on Preferred Stock and Discount Accretion	904	885	1,802	1,424
Net Income (Loss) Available to Common Stockholders	$3,849	($13,607)	$7,517	($10,971)
EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.16	$(0.58)	$0.31	$(0.46)
Diluted	$0.16	$(0.58)	$0.31	$(0.46)

DIVIDENDS PER COMMON SHARE	$0.05	$0.10	$0.10	$0.20
Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
ASSETS	2010	2009
(dollars in thousands)	(unaudited)
Cash and due from banks	$51,543	$31,869
Federal funds sold and interest-bearing deposits due from banks	1,416	26,794
Total cash and cash equivalents	52,959	58,663

Investment securities available for sale	439,968	375,530
Investment securities held to maturity; fair value of $75,134
in 2010 and $84,389 in 2009	72,186	81,821
Loans:
Commercial real estate	1,026,815	1,026,494
Commercial and industrial	174,899	168,450
Leases	87,936	113,161
Residential mortgages	394,610	382,778
Consumer and home equity	305,355	315,930
Leases held for sale, at fair value	3,233	7,314
Total loans	1,992,848	2,014,127
Deferred cost	2,641	2,908
Allowance for loan and lease losses	(27,728)	(25,563)
Net loans	1,967,761	1,991,472
Premises and equipment - net	28,082	29,196
Accrued interest receivable	8,874	8,943
Goodwill	87,111	87,111
Other identifiable intangible assets, net	1,109	1,640
Bank owned life insurance	42,491	41,720
Other assets	38,016	47,872
TOTAL ASSETS	$2,738,557	$2,723,968

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$358,054	$323,175
Savings and interest-bearing transaction accounts	1,352,373	1,368,272
Time deposits under $100,000	266,891	283,512
Time deposits $100,000 and over	192,827	182,228
Total deposits	2,170,145	2,157,187
Federal funds purchased and securities sold under agreements to repurchase	54,176	63,672
Long-term debt	145,900	145,900
Subordinated debentures	77,322	77,322
Other liabilities	13,152	11,901
TOTAL LIABILITIES	2,460,695	2,455,982

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized 1,000,000 shares; issued 59,000 shares at June 30, 2010 and December 31, 2009	56,350	56,023
Common stock, no par value; authorized 40,000,000 shares; issued 24,740,564 shares at June 30, 2010 and December 31, 2009	258,567	259,521
Accumulated Deficit	(29,841)	(34,961)
Treasury shares, at cost, 713,171 shares at June 30, 2010 and 868,428 at December 31, 2009	(9,845)	(11,940)
Accumulated other comprehensive income (loss)	2,631	(657)
TOTAL STOCKHOLDERS' EQUITY	277,862	267,986
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,738,557	$2,723,968

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Jun 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
(dollars in thousands)	2010	2010	2009	2009	2009
INCOME STATEMENT		(unaudited)
Net Interest Income	$ 24,929	$ 24,587	$ 24,982	$ 23,022	$ 22,483
Provision for Loan and Lease Losses	(5,001)	(4,879)	(6,438)	(4,718)	(34,083)
Noninterest Income (excluding
investment securities gains (losses))	4,553	4,108	4,368	3,554	3,943
Gains (losses) on investment securities	--	1	2,552	--	(532)
Long-term debt prepayment fee	--	--	(3,075)	--	--
Noninterest Expense	(17,107)	(16,780)	(17,238)	(17,077)	(19,654)
Pretax Income (Loss)	7,374	7,037	5,151	4,781	(27,843)
Tax (Expense) Benefit	(2,621)	(2,471)	(3,011)	(2,770)	15,121
Net Income (Loss)	$ 4,753	$ 4,566	$ 2,140	$ 2,011	$ (12,722)
Dividends on Preferred Stock and Discount Accretion	(904)	(898)	(885)	(885)	(885)
Net Income (Loss) Available to Common Stockholders	$ 3,849	$ 3,668	$ 1,255	$ 1,126	$ (13,607)

Basic Earnings (Loss) Per Common Share	$ 0.16	$ 0.15	$ 0.05	$ 0.05	$ (0.58)
Diluted Earnings (Loss) Per Common Share	$ 0.16	$ 0.15	$ 0.05	$ 0.05	$ (0.58)
Dividends per Common Share	$ 0.05	$ 0.05	$ 0.05	$ 0.05	$ 0.10
Weighted Average Shares - Basic	23,888	23,829	23,736	23,695	23,656
Weighted Average Shares - Diluted	23,964	23,839	23,739	23,731	23,656

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.69%	0.67%	0.30%	0.29%	NM
Annualized Return on Average Common Equity	8.70%	8.60%	3.98%	3.77%	NM
Annualized Return on Tangible Common Equity (2)	14.59%	14.63%	6.82%	6.52%	NM
Annualized Net Interest Margin	3.96%	3.99%	3.90%	3.62%	3.63%
Efficiency ratio (2)	55.94%	56.87%	56.99%	62.07%	70.00%
Stockholders' equity to total assets	10.15%	9.85%	9.84%	9.72%	9.78%
Common stockholders' equity to total assets	8.09%	7.82%	7.78%	7.70%	7.73%
Tangible common equity to tangible assets (2)	5.03%	4.78%	4.68%	4.63%	4.60%
Tier 1 risk-based ratio	13.24%	12.94%	12.65%	12.80%	12.74%
Total risk-based ratio	14.49%	14.19%	13.90%	14.04%	13.99%
Tier 1 leverage ratio	9.77%	9.72%	9.44%	9.46%	9.63%
Book value per common share (1)	$ 9.22	$ 9.02	$ 8.88	$ 8.95	$ 8.82
Tangible book value per common share (1) (2)	$ 5.55	$ 5.33	$ 5.16	$ 5.21	$ 5.07

(1) Excludes preferred stock
(2) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
(dollars in thousands)	2010	2010	2009	2009	2009

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 1,992,848	$ 2,005,327	$ 2,014,127	$ 1,964,624	$ 1,980,371
Allowance for Loan and Lease Losses	(27,728)	(26,836)	(25,563)	(24,149)	(24,379)
Investment Securities	512,154	473,400	457,351	576,160	509,516
Total Assets	2,738,557	2,767,976	2,723,968	2,769,463	2,716,118
Total Deposits	2,170,145	2,202,776	2,157,187	2,144,151	2,089,045
Short-Term Borrowings	54,176	57,326	63,672	62,001	47,997
Long-Term Debt	223,222	223,222	223,222	278,222	288,222
Stockholders' Equity	277,862	272,684	267,986	269,100	265,743

Loans and Leases
Commercial real estate	$ 1,026,815	$ 1,030,638	$ 1,026,494	$ 977,721	$ 951,052
Commercial and industrial	174,899	173,056	168,450	147,784	145,657
Leases	87,936	100,738	113,161	130,011	154,344
Leases held for sale	3,233	4,128	7,314	8,946	39,228
Residential mortgages	394,610	387,477	382,778	380,684	373,167
Consumer and Home Equity	305,355	309,290	315,930	319,478	316,923
Total loans	$ 1,992,848	$ 2,005,327	$ 2,014,127	$ 1,964,624	$ 1,980,371

Deposits
Noninterest bearing	$ 358,054	$ 346,651	$ 323,175	$ 323,630	$ 320,625
Savings and interest-bearing transaction accounts	1,352,373	1,373,972	1,368,272	1,263,139	1,122,923
Time deposits under $100,000	266,891	280,500	283,512	348,182	382,016
Time deposits $100,000 and over	192,827	201,653	182,228	209,200	263,481
Total deposits	$ 2,170,145	$ 2,202,776	$ 2,157,187	$ 2,144,151	$ 2,089,045

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 1,999,494	$ 2,009,389	$ 1,999,830	$ 1,982,700	$ 2,020,379
Investment Securities	482,386	468,138	538,830	521,468	448,257
Interest-Earning Assets	2,550,143	2,525,632	2,572,501	2,554,132	2,516,754
Total Assets	2,771,724	2,751,793	2,790,501	2,771,358	2,712,421
Non Interest-Bearing Demand Deposits	351,970	329,152	333,932	322,337	309,548
Savings Deposits	321,699	313,025	309,154	306,449	305,406
Interest-Bearing Transaction Accounts	1,051,107	1,075,203	1,046,062	928,082	830,526
Time Deposits	477,542	471,699	498,987	600,638	641,993
Total Deposits	2,202,318	2,189,079	2,188,135	2,157,506	2,087,473
Short-Term Borrowings	58,050	55,807	56,507	45,628	44,021
Long-Term Debt	223,269	223,279	261,563	281,979	288,306
Total Interest-Bearing Liabilities	2,131,667	2,139,013	2,172,272	2,162,776	2,110,252
Stockholders' Equity	275,277	271,309	269,358	267,288	275,601
Common Stockholders' Equity	219,028	215,228	213,422	211,501	219,968
Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
(dollars in thousands)	2010	2010	2009	2009	2009

AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	5.63%	5.70%	5.79%	5.73%	5.79%
Taxable investment securities	2.86%	2.94%	3.18%	3.31%	3.55%
Tax-exempt securities	5.03%	5.12%	5.12%	5.23%	5.32%
Federal funds sold and interest-bearing cash accounts	0.23%	0.23%	0.23%	0.26%	0.26%
Total interest-earning assets	5.01%	5.14%	5.22%	5.18%	5.33%
Liabilities:
Savings accounts	0.19%	0.24%	0.33%	0.43%	0.57%
Interest-bearing transaction accounts	0.76%	0.89%	0.97%	0.95%	1.04%
Time deposits	1.45%	1.57%	2.02%	2.67%	2.84%
Borrowings	3.98%	4.00%	4.05%	4.16%	4.24%
Total interest-bearing liabilities	1.25%	1.36%	1.57%	1.84%	2.03%
Net interest spread (taxable equivalent basis)	3.76%	3.78%	3.65%	3.33%	3.30%
Annualized Net Interest Margin (taxable equivalent basis)	3.96%	3.99%	3.90%	3.62%	3.63%
Annualized Cost of Deposits	0.70%	0.82%	0.97%	1.21%	1.37%

ASSET QUALITY DATA
Allowance for Loan Losses
Balance at beginning of period	$ 26,836	$ 25,563	$ 24,149	$ 24,379	$ 25,578
Provision for loan losses	5,001	4,879	6,438	4,718	34,083
Net Charge-offs	(4,110)	(3,606)	(5,024)	(4,948)	(35,282)
Balance at end of period	$ 27,727	$ 26,836	$ 25,563	$ 24,149	$ 24,379

Net Loan Charge-offs
Commercial real estate	$ 1,964	$ 2,241	$ 1,778	$ 95	$ 671
Commercial and industrial	989	198	527	1,720	109
Leases	828	664	1,902	2,324	33,744
Home equity and consumer	254	504	573	670	708
Real estate - mortgage	75	(1)	244	139	50
Net charge-offs	$ 4,110	$ 3,606	$ 5,024	$ 4,948	$ 35,282

Nonperforming Assets
Commercial real estate	$ 20,053	$ 23,150	$ 25,798	$ 27,988	$ 19,648
Commercial and industrial	3,701	3,984	2,047	2,590	1,752
Leases	6,274	7,582	3,511	4,624	2,666
Home equity and consumer	2,436	2,436	1,890	1,760	1,535
Real estate - mortgage	8,576	7,043	5,465	5,212	2,909
Total non-accruing loans	41,040	44,195	38,711	42,174	28,510
Property acquired through foreclosure or repossession	1,277	1,480	1,864	1,157	1,651
Total non-performing assets	$ 42,317	$ 45,675	$ 40,575	$ 43,331	$ 30,161

Loans past due 90 days or more	$ 578	$ 383	$ 1,437	$ 2,261	$ 4,228
Loans restructured and still accruing	$ 8,561	$ 7,943	$ 3,432	$ 2,562	$ --

Ratio of allowance for loan and lease losses to total loans *	1.39%	1.34%	1.27%	1.23%	1.23%
Non-performing loans to total loans *	2.06%	2.20%	1.92%	2.15%	1.44%
Non-performing assets to total assets *	1.55%	1.65%	1.49%	1.56%	1.11%
Annualized net charge-offs to average loans *	0.82%	0.72%	1.00%	1.00%	6.99%

* Includes leases held for sale
Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
(dollars in thousands, except per share amounts)	2010	2010	2009	2009	2009
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 221,512	$ 216,501	$ 211,963	$ 213,224	$ 210,015
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	1,109	1,374	1,640	1,905	2,170
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 133,292	$ 128,016	$ 123,212	$ 124,208	$ 120,734

Shares outstanding at end of period	24,027	23,999	23,872	23,833	23,807

Book value per share - GAAP	$ 9.22	$ 9.02	$ 8.88	$ 8.95	$ 8.82

Tangible book value per share - Non-GAAP	$ 5.55	$ 5.33	$ 5.16	$ 5.21	$ 5.07

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 133,292	$ 128,016	$ 123,212	$ 124,208	$ 120,734

Total assets at end of period	$ 2,738,557	$ 2,767,976	$ 2,723,968	$ 2,769,463	$ 2,716,118
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	1,109	1,374	1,640	1,905	2,170
Total tangible assets at end of period - Non-GAAP	$ 2,650,337	$ 2,679,491	$ 2,635,217	$ 2,680,447	$ 2,626,837

Common equity to assets - GAAP	8.09%	7.82%	7.78%	7.70%	7.73%

Tangible common equity to tangible assets - Non-GAAP	5.03%	4.78%	4.68%	4.63%	4.60%

Calculation of return on average tangible common equity			`
Net income (loss) - GAAP	$ 4,753	$ 4,566	$ 2,140	$ 2,011	$ (12,722)

Total average common stockholders' equity	219,028	$ 215,228	$ 213,422	$ 211,501	$ 219,968
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	1,255	1,521	1,785	2,052	2,317
Total average tangible common stockholders' equity - Non GAAP	$ 130,662	$ 126,596	$ 124,526	$ 122,338	$ 130,540

Return on average common stockholders' equity - GAAP	8.70%	8.60%	3.98%	3.77%	-23.20%

Return on average tangible common stockholders' equity - Non-GAAP	14.59%	14.63%	6.82%	6.52%	-39.09%

Calculation of efficiency ratio
Total non-interest expense	$ 17,107	$ 16,780	$ 20,313	$ 17,077	$ 19,654
Less:
Amortization of core deposit intangibles	(266)	(265)	(266)	(265)	(266)
Other real estate owned and other repossessed asset expense	(198)	(37)	(85)	(133)	(665)
Long-term debt prepayment fee	--	--	(3,075)	--	--
Non-interest expense, as adjusted	$ 16,643	$ 16,478	$ 16,887	$ 16,679	$ 18,723

Net interest income	$ 24,929	$ 24,587	$ 24,982	$ 23,022	$ 22,483
Noninterest income	4,553	4,109	6,920	3,554	3,411
Total revenue	29,482	28,696	31,902	26,576	25,894
Plus: Tax-equivalent adjustment on municipal securities	268	280	283	296	320
Less: (gains) losses on investment securities	--	(1)	(2,552)	--	532
Total revenue, as adjusted	$ 29,750	$ 28,975	$ 29,633	$ 26,872	$ 26,746

Efficiency ratio - Non-GAAP	55.94%	56.87%	56.99%	62.07%	70.00%
Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the six months ended,
	June 30,	June 30,
(dollars in thousands, except per share amounts)	2010	2009
Calculation of return on average tangible common equity
Net income (loss) - GAAP	$9,319	($9,547)

Total average common stockholders' equity	$ 217,138	$ 221,738
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	1,387	2,449
Total average tangible common stockholders' equity - Non GAAP	$ 128,640	$ 132,178

Return on average common stockholders' equity - GAAP	8.65%	-8.68%

Return on average tangible common stockholders' equity - Non-GAAP	14.61%	-14.56%

Calculation of efficiency ratio
Total non-interest expense	$ 33,887	$ 36,405
Less:
Amortization of core deposit intangibles	(531)	(531)
Other real estate owned and other repossessed asset expense	(235)	(785)
Long-term debt prepayment fee	--	--
Non-interest expense, as adjusted	$ 33,121	$ 35,089

Net interest income	$ 49,516	$ 45,375
Noninterest income	8,662	8,384
Total revenue	58,178	53,759
Plus: Tax-equivalent adjustment on municipal securities	548	626
Less: (gains) losses on investment securities	(1)	(353)
Total revenue, as adjusted	$ 58,725	$ 54,032

Efficiency ratio - Non - GAAP	56.40%	64.94%
CONTACT:  Lakeland Bancorp, Inc.
          Thomas J. Shara, President & CEO
          Joseph F. Hurley, EVP & CFO
          973-697-2000